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                        SMITH BARNEY WORLD FUNDS, INC.
                            on behalf of its series
                       GLOBAL GOVERNMENT BOND PORTFOLIO

                        Supplement dated June 30, 2004
               To Prospectus dated February 27, 2004, as amended

   The Board of Directors of Smith Barney World Funds, Inc. has approved, subject to shareholder approval, a change in the investment objective of the Global Government Bond Portfolio (the "Portfolio") to a primary investment objective of "total return" with a secondary investment objective of "current income." The Board has also approved, subject to shareholder approval, the elimination of the Portfolio's current fundamental investment policy that limits the percentage of the Portfolio's assets that can be invested in futures and related options for "non-hedging" purposes, to conform the Portfolio's policy with respect to such activities to current law. The shareholder meeting to approve the new investment objective and elimination of the fundamental investment policy is expected to be held in the fall of 2004.

   If shareholders approve the proposals, the Portfolio will adopt revised investment policies under which it will invest at least 80% of its net assets in inflation-protected securities issued by U.S. and non-U.S. governments, their agencies or instrumentalities and corporations that are structured to provide protection against inflation, such as U.S. Treasury Inflation Protected Securities, certain other fixed income securities that the manager believes will provide protection against inflation and derivatives related to such securities. Inflation-protected securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.

   The Portfolio is currently closed to new purchases. Citigroup Global Markets Inc. will no longer be accepting investments into the Portfolio, except investments made through TRAK, Citistreet 401 (k), Listbill 401 (k), and Third Party employee retirement or profit sharing plans, as well as Systematic Investments which will cease accepting purchases on August 20, 2004. For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders. Class B to Class A conversions will continue to occur as scheduled.

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